ADDENDUM TO EMPLOYMENT AGREEMENT

THIS ADDENDUM TO EMPLOYMENT AGREEMENT (this "Agreement") is made this 1st day of March, 2005.

BETWEEN:

      GAMMACAN, LTD., a body corporate with an address of Ben Gurion 11, Givat Shmuel, Israel (the "Company")

AND:

      Ms. Vered Caplan an individual currently residing at 20 Ha'etzel Street, Kiryat Ono, Israel 55280 (the "Employee")

A. The Employee and the Company have entered into Employment Agreement dated as of March 1, 2005, a copy of which is attached as Exhibit A hereto (the "Original Agreement");

B. The Company and the parent company of the Company, GammaCan International Inc. (the "Parent Company"), wish that the Employee serves as the Vice President of business development in the Parent Company (the "Position");

C. The Employee and the Company wish to formally record the terms and conditions upon which the Employee will serve in the Position, and each of the Company and the Employee have agreed to the terms and conditions set forth in this Agreement, as evidenced by their execution hereof.



NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.    From and after the date hereof Employee shall serve in the Position.

2. Unless specifically provided otherwise hereunder, the terms of the Original Agreement (including the exhibits thereto) shall apply to the service of the Employee in the Position, mutatis mutandis.

3. For the avoidance of doubt, it is hereby clarified that upon termination of the Original Agreement for any reason whatsoever, Employee shall immediately cease her Position with the Parent Company.

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4.    Employee will not be entitled to any further compensation for her service in the Position other than the Salary and the additional benefits to which she is entitled pursuant to the Original Agreement.

5. Except as otherwise specifically stated herein, the Original Agreement shall remain in full force and effect.



IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the date and year first above written.



GAMMACAN, LTD.

Per:  /s/ DAN J. GELVAN                                       /s/ VERED CAPLAN
      -----------------                                       ----------------
Name:  Dan J. Gelvan                                          Ms. Vered Caplan
Title: CEO



WE APPROVE AND AGREE:


GAMMACAN INTERNATIONAL, INC.

Per:  /s/ DAN J. GELVAN
      -----------------
Name:  Dan J. Gelvan
Title: CEO